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                                                                    EXHIBIT 23.1



                         CONSENT OF PWC DEUTCHE REVISION



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PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (dated May 2001) of Ceyoniq Aktiengesellschaft (formerly CE Computer Equipment Aktiengesellschaft) relating to the CEYONIQ Employee Participation Program 2001, of our report dated June 26, 2000 relating to our audit of the consolidated financial statements of CE Computer Equipment AG (now Ceyoniq Aktiengesellschaft) and subsidiaries as of December 31, 1999 and 1998 and for the years ended December 31, 1999, 1998 and 1997 appearing in the registration statement on Form which are included in the Form F-4 of Ceyoniq (No. 333-12894) filed on November 22, 2000.


Siegen, May 28, 2001

PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft


/s/ Muller                              /s/ Wilke
----------------------------            ----------------------------
    Muller                                  Wilke
    Wirtschaftsprufer/CPA                   Wirtschaftsprufer



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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (dated August 2001) of Ceyoniq Aktiengesellschaft (formerly CE Computer Equipment Aktiengesellschaft) relating to the CEYONIQ Employee Participation Program 2001, of our report dated July 6, 2001relating to our audit of the consolidated financial statements of CE Computer Equipment AG (now Ceyoniq Aktiengesellschaft) and subsidiaries as of December 31, 2000 and 1999 and for the years ended December 31, 2000, 1999 and 1998 included in the Form 20-F of Ceyoniq (No. 0-30986) filed on July 13, 2001.



Siegan, August 22, 2001


PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftprufungsgesellschaft


/s/ Muller                              /s/ Wilke
----------------------------            ----------------------------
    Muller                                  Wilke
    Wirtschaftsprufer/CPA                   Wirtschaftsprufer